UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2006

Catcher Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50299	62-0201385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

39526 Charlestown Pike

Hamilton, Virginia 20158

(Address of Principal Executive Offices, including zip code)

(540) 882-3087

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As discussed further below under Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers, on September 5, 2006, Catcher Holdings, Inc. (the “Company”) entered into an Interim Executive Services Agreement (the “Agreement”) with Tatum, LLC (“Tatum”) pursuant to which Debra Hoopes will act as the Company’s Chief Financial Officer. Under the Agreement, the Company will pay Tatum $5,000 and Ms. Hoopes $20,000 for each month that Ms. Hoopes acts as the Chief Financial Officer. The Agreement is for an indefinite period of time and is terminable by either party upon 30 days notice.

The description of the terms of the Agreement is qualified in its entirety by reference to the Interim Executive Services Agreement which is filed with this current report as Exhibit 10.31.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.

As reported above under Item 1.01, Entry into a Material Definitive Agreement, the Company entered into an Interim Executive Services Agreement with Tatum, LLC, pursuant to which Debra Hoopes was appointed Chief Financial Officer effective as of September 11, 2006. The description of the terms of Ms. Hoopes employment set forth above is incorporated herein by reference and qualified in its entirety by reference to the Interim Executive Services Agreement which is filed with this current report as Exhibit 10.31.

Ms. Hoopes was previously a Partner at Tatum. From 2005 to 2006 Ms. Hoopes served as Chief Financial Officer of Intersections Inc., a publicly traded provider of branded and fully customized identity management solutions. Prior to her appointment as Chief Financial Officer, Ms. Hoopes served as the Senior Vice President of Corporate Development and Investor Relations for Intersections Inc. starting in 2004. From 2003 to 2004, Ms. Hoopes was Chief Financial Officer of Compel Holdings, Inc., a private company that sold and installed telephony, voice-over-internet-protocol, data networking and cable infrastructure for enterprise and government customers. From 2000 to 2002, she was Chief Financial Officer and co-founder of CityNet Telecommunications, Inc., a start-up company and wholesaler of last-mile dark fiber carrier in the U.S. and Europe. Ms. Hoopes is a certified public accountant and holds an M.B.A. from George Washington University.

On September 11, 2006, the Company issued a press release announcing the appointment of Debra Hoopes as the Company’s Chief Financial Officer. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.31	Interim Executive Services Agreement, dated as of September 5, 2006 by and between Tatum, LLC and Catcher Holdings, Inc.*

99.1	Press Release dated September 11, 2006.

*	Certain confidential portions of this exhibit were omitted and provided separately to the Securities and Exchange Commission pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATCHER HOLDINGS, INC.

September 11, 2006	By:	/s/ Charles Sander
Charles Sander President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.31	Interim Executive Services Agreement, dated as of September 5, 2006 by and between Tatum, LLC and Catcher Holdings, Inc.*

99.1	Press Release dated September 11, 2006.

*	Certain confidential portions of this exhibit were omitted and provided separately to the Securities and Exchange Commission pursuant to a request for confidential treatment.